Federated Hermes Inflation Protected Securities Fund
Portfolio of Investments
June 30, 2023 (unaudited)
Principal Amount, Shares or Contracts		Value
	U.S. TREASURIES—93.8%
	U.S. Treasury Inflation-Protected Notes—87.5%
$ 4,675,880	0.125%, 10/15/2025	$ 4,431,917
6,939,420	0.125%, 4/15/2026	6,503,494
3,222,780	0.125%, 4/15/2027	2,980,579
6,778,675	0.125%, 1/15/2030	6,076,346
5,619,250	0.125%, 7/15/2030	5,033,766
5,470,950	0.125%, 1/15/2032	4,812,589
2,912,525	0.125%, 2/15/2051	1,935,456
8,774,698	0.250%, 7/15/2029	8,008,631
3,539,310	0.250%, 2/15/2050	2,472,298
6,278,200	0.375%, 1/15/2027	5,886,662
3,099,850	0.375%, 7/15/2027	2,904,157
7,992,725	0.500%, 1/15/2028	7,471,373
9,573,825	0.625%, 1/15/2026	9,125,848
5,219,650	0.625%, 7/15/2032	4,794,667
3,298,150	0.625%, 2/15/2043	2,697,994
6,041,650	0.750%, 7/15/2028	5,721,972
3,087,336	0.750%, 2/15/2042	2,616,795
3,477,735	0.750%, 2/15/2045	2,867,538
6,306,405	0.875%, 1/15/2029	5,965,853
2,575,845	0.875%, 2/15/2047	2,156,100
2,240,175	1.000%, 2/15/2046	1,939,599
1,229,990	1.000%, 2/15/2048	1,055,946
1,928,576	1.000%, 2/15/2049	1,655,509
7,127,750	1.125%, 1/15/2033	6,826,404
12,640,125	1.250%, 4/15/2028	12,229,321
1,952,160	1.375%, 2/15/2044	1,834,184
4,081,520	1.500%, 2/15/2053	3,966,528
7,679,325	1.625%, 10/15/2027	7,563,724
2,171,715	1.750%, 1/15/2028	2,145,338
1,403,320	2.125%, 2/15/2040	1,503,301
2,562,324	2.125%, 2/15/2041	2,744,003
1,059,548	2.500%, 1/15/2029	1,090,503
	TOTAL	139,018,395
	U.S. Treasury Notes—6.3%
10,000,000	4.625%, 6/30/2025	9,954,297
	TOTAL U.S. TREASURIES (IDENTIFIED COST $164,712,544)	148,972,692
	PURCHASED CALL OPTION—0.0%
50	United States Treasury, 0.000%, 7/22/2023 (IDENTIFIED COST $17,309)	5,469

Principal Amount, Shares or Contracts		Value
	INVESTMENT COMPANY—5.8%
9,223,582	Federated Hermes Institutional Prime Value Obligations Fund, Institutional Shares, 5.19%[1] (IDENTIFIED COST $9,222,586)	$ 9,221,737
	TOTAL INVESTMENT IN SECURITIES—99.6% (IDENTIFIED COST $173,952,439)	158,199,898
	OTHER ASSETS AND LIABILITIES - NET—0.4%[2]	578,873
	TOTAL NET ASSETS—100%	$158,778,771
At June 30, 2023, the Fund had the following outstanding futures contracts:
Description	Number of Contracts	Notional Value	Expiration Date	Value and Unrealized (Depreciation)
Long Futures:
United States Treasury Notes 5-Year Long Futures	250	$26,773,438	September 2023	$(399,185)
United States Treasury Notes 2-Year Long Futures	319	$64,866,656	September 2023	$(673,910)
Short Futures:
United States Treasury Long Bond Short Futures	60	$7,614,375	September 2023	$(12,605)
United States Treasury Ultra Bond Short Futures	70	$9,535,313	September 2023	$(119,533)
NET UNREALIZED DEPRECIATION ON FUTURES CONTRACTS				$(1,205,233)
The average notional value of long and short futures contracts held by the Fund throughout the period was $66,497,313 and $14,318,172, respectively. This is based on the contracts held as of each month-end throughout the nine-month fiscal period.
The average market value of purchased call options held by the Fund throughout the period was $4,508. This is based on amounts held as of each month-end throughout the nine-month fiscal period.
At June 30, 2023, the Fund had the following outstanding written option contracts:
Counterparty	Description	Number of Contracts	Notional Amount	Expiration Date	Exercise Price	Value
Put Option:
Wells Fargo	United States Treasury, 0.000%, 7/22/2023	(50)	$2,134,000	July 2023	$107.50	$(37,891)
(Premium Received $20,270)						$(37,891)
The average market value of written put options held by the Fund throughout the period was $14,375. This is based on amounts held as of each month-end throughout the nine-month fiscal period.
Net Unrealized Depreciation on Futures Contracts and Value of Written Options Contracts is included in “Other Assets and Liabilities—Net.”
Transactions with affiliated investment companies, which are funds managed by the Adviser or an affiliate of the Adviser, during the period ended June 30, 2023, were as follows:
Federated Hermes Institutional Prime Value Obligations Fund, Institutional Shares
Value as of 9/30/2022	$6,858,273
Purchases at Cost	$83,684,154
Proceeds from Sales	$(81,322,380)
Change in Unrealized Appreciation/Depreciation	$21
Net Realized Gain/(Loss)	$1,669
Value as of 6/30/2023	$9,221,737
Shares Held as of 6/30/2023	9,223,582
Dividend Income	$280,523

1	7-day net yield.
2	Assets, other than investments in securities, less liabilities.
Note: The categories of investments are shown as a percentage of total net assets at June 30, 2023.

Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
◾ Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by Federated Investment Management Company (the “Adviser”).
◾ Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs, or NAV per share practical expedient, as applicable.
◾ Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and ask quotations.
◾ Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Adviser.
◾ For securities that are fair valued in accordance with procedures established by and under the general supervision of the Adviser, certain factors may be considered, such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer’s financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Adviser’s valuation policies and procedures for the Fund, or if information furnished by a pricing service, in the opinion of the Adviser’s valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share, and the actual value obtained could be materially different.
Fair Valuation and Significant Events Procedures
Pursuant to Rule 2a-5 under the Investment Company Act of 1940, the Fund’s Board of Trustees (the “Trustees”) has designated the Adviser as the Fund’s valuation designee to perform any fair value determinations for securities and other assets held by the Fund. The Adviser is subject to the Trustees’ oversight and certain reporting and other requirements intended to provide the Trustees the information needed to oversee the Adviser’s fair value determinations.
The Adviser, acting through its Valuation Committee, is responsible for determining the fair value of investments for which market quotations are not readily available. The Valuation Committee is comprised of officers of the Adviser and certain of the Adviser’s affiliated companies and determines fair value and oversees the calculation of the NAV. The Valuation Committee is also authorized to use pricing services to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services’ policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Adviser. The Trustees periodically review the fair valuations made by the Valuation Committee. The Trustees have also approved the Adviser’s fair valuation and significant events procedures as part of the Fund’s compliance program and will review any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and ask for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Adviser.
The Adviser has also adopted procedures requiring an investment to be priced at its fair value whenever the Valuation Committee determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
◾ With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
◾ Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
◾ Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.
The Adviser has adopted procedures whereby the Valuation Committee uses a pricing service to provide factors to update the fair value of equity securities traded principally in foreign markets from the time of the close of their respective foreign stock exchanges to the pricing time of the Fund. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Valuation Committee will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Adviser. The Trustees periodically review fair valuations made in response to significant events.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of June 30, 2023, in valuing the Fund’s assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Debt Securities:
U.S. Treasuries	$—	$148,972,692	$—	$148,972,692
Purchased Call Option	5,469	—	—	5,469
Investment Company	9,221,737	—	—	9,221,737
TOTAL SECURITIES	$9,227,206	$148,972,692	$—	$158,199,898
Other Financial Instruments:
Liabilities
Written Options Contracts	$(37,891)	$—	$—	$(37,891)
Futures Contracts	(1,205,233)	—	—	(1,205,233)
TOTAL OTHER FINANCIAL INSTRUMENTS	$(1,243,124)	$—	$—	$(1,243,124)